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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                          _____________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


Date of earliest event
  reported:  January 7, 2002


                         AMR CORPORATION
     (Exact name of registrant as specified in its charter)


      Delaware                    1-8400                 75-1825172
(State of Incorporation) ( Commission File Number)     (IRS Employer
                                                     Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas              76155
 (Address of principal executive offices)               (Zip Code)


                         (817) 963-1234
                (Registrant's telephone number)







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Item 9.   Regulation FD Disclosure

NOTICE OF EARNINGS WEBCAST

AMR Corporation ("AMR") anticipates announcing Fourth Quarter and Full Year 2001 earnings on Wednesday January 16, 2002. In conjunction with the announcement, AMR will host a conference call with the financial community from 2 - 3 pm Eastern Time. A live webcast of this call will be available on the AMR website (www.amrcorp.com) under the Investor Information page. A replay of the webcast will also be available for several days following the call.






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                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMR CORPORATION



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  January 7, 2002